SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                  June 20, 2000
                        Date of earliest event reported:
                                  June 19, 2000



                                   PFIZER INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                    001-03619              13-5315170
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        235 East 42nd Street, New York, New York                  10017
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 573-2323




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         (Former name or former address, if changed since last report.)


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Item 2. and Item 5.  Acquisition or Disposition of Assets

On June 19, 2000, Pfizer Inc. ("Pfizer") issued a press release announcing that it had received final clearance from the Federal Trade Commission ("FTC") regarding its proposed merger with Warner-Lambert Company ("Warner-Lambert") and that the merger has been completed.

Under the Agreement and Plan of Merger dated as of February 6, 2000 (the "Merger Agreement") among Pfizer, Warner-Lambert and Seminole Acquisition Sub Corp., a wholly-owned subsidiary of Pfizer ("Merger Sub"), on closing of the merger, Merger Sub was merged with and into Warner Lambert. Warner-Lambert survived the merger as a wholly owned subsidiary of Pfizer.

Under the Merger Agreement, as a result of the merger, each share of Warner-Lambert common stock, par value $1.00 per share, issued and outstanding, other than shares owned or directly held by Pfizer or directly or indirectly by Warner-Lambert, was converted into the right to receive 2.75 shares of Pfizer common stock, par value $0.05 per share.

Pfizer and Warner-Lambert mailed a definitive joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") to Pfizer shareholders on March 15, 2000, and to Warner-Lambert shareholders on March 27, 2000, which provides certain information about the merger, Pfizer, Warner-Lambert and Merger Sub, including, but not limited to, the nature of Pfizer's and Warner-Lambert's business, the principles used in determining the conversion ratio, the nature of any interests of Pfizer's and Warner-Lambert's officers and directors in the merger, and Pfizer's intended use of the assets acquired in the merger. Chapters One and Two of the Joint Proxy Statement/Prospectus, and the Merger Agreement, which is an Annex to the Joint Proxy Statement/Prospectus, are incorporated by reference.

Attached and also incorporated by reference is a copy of Pfizer's press release dated June 19, 2000 announcing the receipt of FTC approval and the completion of the merger with Warner-Lambert.

Item 7.     Exhibits.


Exhibit                              Description
-------                              -----------

2 Agreement and Plan of Merger dated as of February 6, 2000, among Seminole Acquisition Sub Corp., Pfizer Inc., and Warner-Lambert Company is incorporated by reference from Annex A of our Joint Proxy Statement/Prospectus for the 2000 Annual Meeting of Shareholders, which was first mailed to Pfizer shareholders on March 15, 2000, and to Warner-Lambert shareholders on March 27, 2000. The Joint Proxy/Statement Prospectus is part of our Registration Statement on Form S-4 (File No. 333-90975) that was declared effective on March 9, 2000.

20 Chapters 1 and 2 of our Joint Proxy Statement/Prospectus for our 2000 Annual Meeting of Shareholders, which was first mailed to Pfizer shareholders on March 15, 2000, and to Warner-Lambert shareholders on March 27, 2000, are incorporated by reference. The Joint Proxy Statement/Prospectus is part of our Registration Statement on Form S-4 (File No. 333-90975) that was declared effective on March 9, 2000.

99 Press Release of Pfizer Inc. dated June 19, 2000 announcing the completion of the Merger with Warner-Lambert.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                    PFIZER INC.
                                    -------------------------------------------
                                    (Registrant)


Date  June 20, 2000
                                    /s/ Margaret M. Foran
                                    -------------------------------------------
                                    Name:  Margaret M. Foran
                                    Title: Vice President - Corporate Governance

                                  EXHIBIT INDEX


2. Agreement and Plan of Merger dated as of February 6, 2000, among Seminole Acquisition Sub Corp., Pfizer Inc., and Warner-Lambert Company is incorporated by reference from Annex A of our Joint Proxy Statement/Prospectus for the 2000 Annual Meeting of Shareholders, which was first mailed to Pfizer shareholders on March 15, 2000, and to Warner-Lambert shareholders on March 27, 2000. The Joint Proxy Statement/Prospectus is part of our Registration Statement on Form S-4 (File No. 333-90975) that was declared effective on March 9, 2000.


20. Chapters 1 and 2 of our Joint Proxy Statement/Prospectus for our 2000 Annual Meeting of Shareholders, which was first mailed to Pfizer shareholders on March 15, 2000, and to Warner-Lambert shareholders on March 27, 2000, are incorporated by reference. The Joint Proxy Statement/Prospectus is part of our Registration Statement on Form S-4 (File No. 333-90975) that was declared effective on March 9, 2000.

99 Press Release of Pfizer Inc. dated June 19, 2000 announcing the completion of the Merger with Warner-Lambert.